SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
[(Amendment No. ____)]

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Filed by a Party other than the Registrant [   ]

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(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

CHELSEA PROPERTY GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHELSEA PROPERTY GROUP, INC.

Notice of Annual Meeting of Stockholders
to be held June 5, 2003

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chelsea Property Group, Inc. (the "Company") will be held at The Westin Morristown Hotel, 2 Whippany Road, Morristown, New Jersey, on June 5, 2003 at 10:00 in the morning for the following purposes:

1.	To elect three Directors.

2.	To approve the amendment to the 1998 Employee Stock Purchase Plan.

3.	To approve the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

          Stockholders of record at the close of business on April 17, 2003, shall be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors Denise M. Elmer Secretary

Dated: April 24, 2003
Roseland, New Jersey

           IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

CHELSEA PROPERTY GROUP, INC.
103 EISENHOWER PARKWAY
ROSELAND, NEW JERSEY 07068

PROXY STATEMENT

          The accompanying Proxy is solicited by the Board of Directors of Chelsea Property Group, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on June 5, 2003, at 10:00 in the morning, or any adjournment thereof, at which stockholders of record at the close of business on April 17, 2003 shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its Directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

          Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally.

           There is being mailed herewith to each stockholder of record the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002. It is intended that this Proxy Statement and form of Proxy will first be sent or given to stockholders on or about April 24, 2003.

           Stockholders of record may vote either via the Internet or by telephone. Specific instructions to be followed by registered stockholders interested in voting via the Internet or the telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

          On April 17, 2003, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting 41,865,755 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each item on the agenda must receive the affirmative vote of a majority of the shares voted at the meeting in order to pass. Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

          It is expected that the following business will be considered at the meeting and action taken thereon:

1. ELECTION OF DIRECTORS

           Pursuant to the By-Laws of the Company, the number of Directors of the Company has been set at seven members who are divided into three classes serving staggered three-year terms of office. It is proposed to elect three Class I Directors at this Meeting to hold office for a three-year term until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Class II and Class III Directors will be elected at the Annual Meetings to be held in 2004 and 2005, respectively, for three-year terms, and until their respective successors are duly elected and qualify. It is intended that the accompanying form of Proxy will be voted for the nominees set forth below, each of whom is presently a Director of the Company. If some unexpected occurrence should make necessary, in the Board of Directors' judgment, the substitution of some other person or persons for any of the nominees, shares will be voted for such other persons as the Board of Directors may select. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a Director. The following table sets forth certain information with respect to the nominees and also with respect to each Director whose term of office will continue after this Meeting.

NOMINEES FOR ELECTION

                                                                                             Year
                                                                                             Term of
                                                                                             Office      Served as a
                                         Principal Occupation and                             Will        Director
    Name                 Age                Positions Held                                   Expire       Since
    ----                 ---             -------------------------                           --------    ------------

William D. Bloom          40    Vice Chairman of the Company since 2000; Executive Vice       2006           1995
                                President of the Company from 1993 to 1999; employed by
                                The Chelsea Group, a predecessor of the Company
                                ("Chelsea") from 1986 until formation of the Company.

Robert Frommer            68    Managing member of Chatham Development Partners, LLC          2006           1993
                                since 2000; Principal of Robert Frommer Associates, a
                                real estate consulting firm, from 1991 to 2000;
                                President of PG&E Properties, Inc. from 1993 to 1998;
                                President of The Harlan Company from 1987 to 1991;
                                Executive Vice President of Urban Investment &
                                Development Company, a wholly-owned subsidiary of Aetna
                                Life & Casualty Company, from 1972 to 1984; Vice
                                President for Institutional Facilities for New York
                                University from 1984 to 1987.

Reuben S. Leibowitz       55    Managing  Director  of E.M.  Warburg,  Pincus & Co.,  LLC     2006           1993
                                ("Warburg,  Pincus"),  a private equity  investment firm;
                                associated with Warburg, Pincus since 1984.

DIRECTORS WHOSE TERM OF OFFICE WILL
CONTINUE AFTER MEETING

David C. Bloom            46    Chairman of the Board and Chief Executive Officer of the      2005           1993
                                Company since 1993; founder and principal of Chelsea,
                                and President of Chelsea from 1985 until formation of
                                the Company.

Brendan T. Byrne          79    Senior partner in the law firm of Carella, Byrne, Bain,       2004           1993
                                Gilfillan, Cecchi, Stewart & Olstein since 1982;
                                Governor of New Jersey from 1974 to 1982; former
                                prosecutor Essex County (New Jersey), President of the
                                Public Utility Commission, Assignment Judge of the New
                                Jersey Superior Court, Vice President of the National
                                District Attorneys Association, Trustee of Princeton
                                University, Chairman of the Princeton University Council
                                on New Jersey Affairs, Chairman of the United States
                                Marshals Foundation, Commissioner of the New Jersey
                                Sports and Exposition Authority and Chairman of the
                                National Commission on Criminal Justice Standards and
                                Goals (1977); serves on a Board of the National Judicial
                                College.

Barry M. Ginsburg         65    Retired; Vice Chairman of the Company from 1993 to 1999;      2005           1993
                                principal in Ginsburg Craig Associates (a predecessor of
                                the Company) and its predecessor companies from 1986 to
                                1993; employed by Dansk International Designs, Ltd. from
                                1966 through 1985, serving as corporate Chief Operating
                                Officer and Director from 1980 to 1985.

Philip D. Kaltenbacher    65    Chairman of the Board of Directors and Chief Executive        2005           1993
                                Officer of Seton Company, a manufacturer of leather and
                                chemicals since 1974; Commissioner of The Port Authority
                                of New York and New Jersey from September 1985 through
                                February 1993, and Chairman from September 1985 through
                                April 1990.

          Mr. Leibowitz is Chairman of the Board of Grubb & Ellis Company and a director of Price Legacy Corporation. Mr. Byrne is a director of Mack-Cali, Inc. David Bloom and William Bloom are brothers.

          The Company's Board of Directors has several committees, consisting of an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee and an Executive Committee. The functions of the Audit Committee (which consists of Messrs. Byrne, Kaltenbacher and Leibowitz) include the engaging and discharging of the independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, reviewing the independence of the independent auditors, including the range of audit and non-audit fees, and reviewing the adequacy of the Company's system of internal accounting controls. The functions of the Compensation Committee (which consists of Messrs. Byrne, Kaltenbacher and Leibowitz) include determining compensation for the Company's executive officers, and administering the Company's Stock Option Plans (the "Option Plans") and the Long Term Incentive Plan (the "Incentive Plan"). The Nominating/Corporate Governance Committee was formed in June 2002. The functions of the Nominating/Corporate Governance Committee (which consists of Messrs. Byrne, Kaltenbacher and Leibowitz) include recommending to the Board of Directors, and establishing procedures for, proposed nominees for election of directors by the shareholders at annual meetings. The Nominating/Corporate Governance Committee will consider nominees recommended by our shareholders. Any shareholder wishing to propose a nominee for consideration should submit a recommendation in writing to our Secretary at our principal executive office, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Executive Committee consists of Messrs. D. Bloom, Ginsburg and Leibowitz.

          In the fiscal year ended December 31, 2002, there were four meetings of the Audit Committee, one meeting of the Compensation Committee, no meetings of the Nominating/Corporate Governance Committee and four meetings of the Board of Directors. Each Director of the Company attended in excess of 75% of the total number of meetings of the Board of Directors and committees on which he served.

Compensation of Directors

          The Company pays its directors who are not principals of or representatives of principals of the Company's predecessors an annual fee of $20,000 and a per meeting fee of $2,000 (for each directors' meeting attended), and each such director is reimbursed for expenses incurred in attending meetings. In addition, three of such directors have received 60,000 stock options and the remaining such director 30,000 stock options, each at an exercise price equal to the closing price on the day the options were granted, with each such set of options vesting over five years.

Executive Compensation

          The following table sets forth certain information regarding compensation paid by the Company to its Chief Executive Officer and to each of the four most highly compensated executive officers whose salary and bonus for 2002 exceeded $100,000. The amount reported under "Other Annual Compensation" in the table below represents a five-year bonus payable under the Company's prior long-term incentive plan based on performance of the Company during the five years ended December 31, 2001, which bonus became fully vested at December 31, 2001 and was paid in cash in March 2002.

SUMMARY COMPENSATION TABLE

                                                                                        Long Term
                                                      Annual Compensation              Compensation
                                                      -------------------              ------------
                                                                     Other
                                                                     Annual             Stock           All Other
                                            Salary       Bonus    Compensation (1)     Options(4)    Compensation (2)
Name and Principal Position    Year           $            $              $                #                 $
---------------------------------------------------------------------------------------------------------------------

David C. Bloom                 2002        500,000     300,000           --                --           11,000
  Chief Executive Officer      2001        450,000      65,500        2,520,000            --           10,500
                               2000        400,000     104,000           --             600,000(3)       6,460

Leslie T. Chao                 2002        450,000     340,000           --             200,000         11,000
  President                    2001        400,000     230,000        1,620,000            --           10,500
                               2000        350,000     281,750           --                --           10,500

Thomas J. Davis                2002        425,000     340,000           --             200,000         40,756(5)
  Chief Operating Officer      2001        375,000     238,125        1,620,000            --           10,500
                               2000        325,000     266,500           --                --           10,500

William D. Bloom               2002        350,000        --             --                --           11,000
  Vice Chairman                2001        300,000        --          1,080,000            --           10,126
                               2000        250,000      81,250          --              360,000(3)       2,693

Michael J. Clarke              2002        300,000     240,000           --             150,000         11,000
  Chief Financial Officer      2001        240,000     163,200        1,080,000            --           10,500
                               2000        196,650     165,186           --                --           10,500

(1)	Consists of cash payments made in March 2002 under a five-year deferred incentive compensation program that ended as of December 31, 2001.

(2)	Consists of employee contributions to the Company's 401(k) Plan as a tax deferral.

(3)	For the years ended December 31, 2000, 2001 and 2002, David Bloom and William Bloom have agreed to receive $200,000 and $120,000 per annum, respectively, of their bonus by receiving options to purchase 200,000 shares and 120,000 shares of Common Stock per annum, respectively, at an exercise price of $13.90625 per share. Pursuant to these agreements, David Bloom and William Bloom received options to purchase an aggregate of 600,000 shares and 360,000 shares, respectively, for such three-year period. William Bloom did not earn a bonus in 2001; therefore the 120,000 share grant related to 2001 was forfeited.

(4)	Adjusted for the Company's 2-for-1 stock split in May 2002.

(5)	Includes forgiveness of debt totaling $29,756 for 2002.

Options Granted

          The table below shows information regarding the grant of stock options made to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2002, as adjusted for the Company's 2-for-1 stock split in May 2002. The amounts shown for each officer as potential realizable values are based on arbitrary assumed annualized rates of stock price appreciation over the term of the options. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock. There is no assurance that such potential realizable values will be achieved.

OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                         Potential Realizable
                                                                                           Value At Assumed
                                                                                             Annual Rates
                                                                                            of Stock Price
                                                                                           Appreciation for
                                           Individual Grants                                Option Term (3)
                                           -----------------                             ---------------------
                                      % Grants to       Exercise
                         Number           All          Price Per       Expiration      5% Stock       10% Stock
      Name             Granted (1)     Employees      Share ($)(2)        Date         Price ($)      Price ($)
      ----             -----------    ------------    ------------     ----------      ---------      ---------

David C. Bloom             --             --              --              --             --              --
Leslie T. Chao          200,000          3.7%           26.30          3/13/12        3,308,000      8,383,000
William D. Bloom           --             --              --              --             --              --
Thomas J. Davis         200,000          3.7%           26.30          3/13/12        3,308,000      8,383,000
Michael J. Clarke       150,000          2.8%           26.30          3/13/12        2,481,000      6,288,000
(1)	These options may not be exercised prior to one year from the date of grant and may be exercised 20% per year thereafter, subject to acceleration upon the occurrence of certain events. Grants adjusted for Company's 2-for-1 stock split in May 2002.

(2)	The exercise price was established at the market price on the date of grant, March 13, 2002, as adjusted for the Company's 2-for-1 stock split in May 2002.

(3)	The assumed annual rate of appreciation of five and ten percent would result in the price of the Company's stock increasing to $42.84 and $68.22 per share, respectively.

The table below sets forth information for the executive officers named in the Summary Compensation Table concerning option exercises during 2002 and outstanding options at December 31, 2002.

AGGREGATED OPTION/SAR EXERCISES IN 2002 AND

DECEMBER 31, 2002 OPTION/SAR VALUES

                                                           Number of Securities
                           Shares                         Underlying Unexercised       Value of Unexercised in-the-
                         Acquired on       Value             Options/SARs at              Money Options/SARs at
        Name           Exercise(#)(2)   Realized($)      December 31, 2002(#)(2)         December 31, 2002($)(1)
        ----           --------------   -----------      ------------------------        ------------------------
                                                       Exercisable    Unexercisable    Exercisable    Unexercisable
                                                       -----------    -------------    -----------    -------------

David C. Bloom             5,404           80,033        671,008         220,000       13,186,815       4,176,950
Leslie T. Chao             41,780         903,388        197,220         230,000        3,446,889       1,846,300
William D. Bloom           16,212         240,100        201,008         130,000        3,917,990       2,476,550
Thomas J. Davis            33,898         629,147        106,102         210,000        1,819,253       1,550,100
Michael J. Clarke          36,680         762,457         28,720         154,000          542,654       1,110,740
(1)	Assumes, for all unexercised in-the-money options, the difference between fair market value of $33.31 per share at December 31, 2002 and the exercise price of the options ranging from $11.6875 to $26.30 per share.

(2)	Adjusted for the Company's 2-for-1 stock split in May 2002.

          The table below sets forth information for the executive officers named in the Summary Compensation Table concerning units awarded during 2002.

2002 LONG TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

                                                                                 Estimated Future Payouts
                                                                           --------------------------------------
                      Number of Shares, Units    Performance or Other
                          or Other Rights       Period Until Maturation    Threshold     Target       Maximum
   Name                           (#)                 or Payout (1)           ($)          ($)          ($)
   ----               -----------------------   -----------------------    ---------     ------       -------

David C. Bloom                   --                     --                     --          --           --
Leslie T. Chao                  5,000                 5 years               100,000      500,000      5,000,000
Thomas J. Davis                 5,000                 5 years               100,000      500,000      5,000,000
William D. Bloom                 --                     --                     --          --           --
Michael J. Clarke               3,750                 5 years                75,000      375,000      3,750,000
(1)	Performance units were granted on March 13, 2002.

Compensation Committee Interlocks and Insider Participation

           Brendan T. Byrne, Philip D. Kaltenbacher and Reuben S. Leibowitz are members of the Compensation Committee. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation

          The Compensation Committee currently consists of Brendan T. Byrne, Philip D. Kaltenbacher and Reuben S. Leibowitz. The Compensation Committee is responsible for determining the level of compensation paid to the Chief Executive Officer, approving the level of compensation paid to the Company's other executive officers, determining awards under, and administering, the Option Plans and Incentive Plan and reviewing and establishing any and all other executive compensation plans adopted from time to time by the Company. The Company's philosophy for compensating executive officers is designed to attract, retain, motivate and reward key executives in the Company's highly competitive industry. The Company's compensation program for 2002 consisted of salary and bonuses designed to motivate individuals to enhance the long-term value of the Company's stock.

          The amount of compensation to be paid to an executive officer is generally based upon the Compensation Committee's subjective analyses of each individual's performance, contributions to the Company and responsibilities to be undertaken on behalf of the Company. The Committee did not use any specific qualitative or quantitative measures or factors in assessing individual performance. The Committee reviewed the Company's earnings, stock performance, industry position and salaries paid by its competitors. In reviewing these criteria, the Committee determined that salaries paid by the Company to its executive officers were comparable and appropriate. In 2003, the Compensation Committee increased the salary of each of its executive officers based on the performance of the Company in 2002 and upon its knowledge of salaries paid by competitors of the Company as disclosed in public documents.

          The Company has established a bonus plan for its senior executives which has been approved by the Compensation Committee and provides for bonuses of up to 100% of the senior executive's base salary. The award of any bonus compensation, however, is dependent on meeting or exceeding the Company's internal funds from operations forecast. In 2002, this forecast was exceeded. Bonus compensation levels above the forecast will be established at the discretion of the Compensation Committee.

           Stock-based compensation is also an important element of the Company's compensation program. The 1993 Option Plan and 2000 Stock Option Plan were adopted and approved by the Board of Directors to allow the Company to grant options to purchase shares of the Company. The Compensation Committee determines in its sole discretion, subject to the terms and conditions of the Option Plans, the size of a particular award based upon its subjective assessment of the individual's performance, responsibility and functions and how this performance may have contributed to the Company's performance. The Compensation Committee believes awards pursuant to the Option Plans align the interests of management with those of the Company's stockholders by emphasizing long-term stock ownership and increases in stockholder value. Management will be benefited under such options only if the other shareholders of the Company also benefit. The purpose of the Option Plans is to encourage executives and others to acquire a larger proprietary interest in the Company, thereby further stimulating their active interest in the development and financial success of the Company. All options granted under the Option Plans have been granted at the fair market value of the Company's Common Stock on the date of grant. The number of options that the Compensation Committee grants to executive officers is based on individual performance and level of responsibility. In addition, in determining whether and how many options or shares should be granted or awarded, the Compensation Committee considers the number of options held by executive officers. Since stock options are tied to the future performance of the Company's Common Stock, they will provide value only if the price of the Company's Common Stock exceeds the exercise price of the options.

           Certain of the Company's executive officers also participate in the Long-Term Incentive Plan, which is designed to provide a strong incentive to participants to improve the Company's performance. In addition, the Long-Term Incentive Plan requires the continued employment of participants over five years in order to receive the full benefits under the Incentive Plan.

          The Chief Executive Officer's salary and bonus for 2002 were based on the Compensation Committee's subjective analysis of his performance and contributions to the Company. The Compensation Committee used its knowledge of salaries and bonuses paid by competitors of the Company to their chief executive officers, as well as the performance of the Company's competitors. Mr. Bloom's salary and bonus were comparable to those paid by the Company's publicly-owned competitors to their chief executive officers. In determining his bonus, the Committee noted that the Company's earnings performance exceeded its competitors and the Company significantly improved its industry position, while his bonus was comparable to those paid by its competitors to their chief executive officers.

          The Internal Revenue Code of 1986, as amended, was amended in 1993 with respect to the ability of publicly-held corporations such as the Company to deduct compensation in excess of $1,000,000 per individual, other than performance-based compensation. The Compensation Committee continues to evaluate maximizing the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers. The Long-Term Incentive Plan is designed to meet the requirements of Section 162(m) of the Internal Revenue Code.

The Compensation Committee

Brendan T. Byrne
Philip D. Kaltenbacher
Reuben S. Leibowitz

Audit Committee Report

          The Audit Committee is comprised of Brendan T. Byrne, Philip D. Kaltenbacher and Reuben S. Leibowitz, all of whom are independent directors as required by the rules of the New York Stock Exchange. The Audit Committee operates under a written charter which was adopted by the Board on June 8, 2000 and amended in 2002. A copy of the Audit Committee Charter is attached hereto as Exhibit A. The Audit Committee appoints the Company's independent accountants.

           Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

          In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (communication with Audit Committees).

          The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the firm's independence. The Audit Committee also considered whether the provision by Ernst & Young LLP of certain other non-audited related services to the Company is compatible with maintaining such auditors' independence.

           Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

Audit Committee

Brendan T. Byrne
Philip D. Kaltenbacher
Reuben S. Leibowitz

Stockholder Return Performance Presentation

          The following line graph sets forth for the period December 31, 1997, through December 31, 2002, a comparison of the cumulative total stockholder return (in percent) on the Company's Common Stock compared to the index of equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts ("NAREIT"), the NAREIT Equity REIT Total Return Index and the index of the Company and the two other publicly traded factory outlet REITs ("Outlet REIT Peer Group"), prepared by SNL Financial. The Outlet REIT Peer Group consists of Prime Retail, Inc. and Tanger Factory Outlet Centers, Inc.

          The graph assumes that the value of the investment in each of the Company's Common Stock and the indices was $100 at the beginning of the period. The graph further assumes the reinvestment of dividends.

          The stock price performance shown on the graph below is not necessarily indicative of future price performance.

CHELSEA PROPERTY GROUP, INC.
TOTAL RETURN PERFORMANCE

                                                                 PERIOD ENDING
                                    ------------------------------------------------------------------------
INDEX                                   12/31/97    12/31/98   12/31/99    12/31/00    12/31/01    12/31/02
------------------------------------------------------------------------------------------------------------
Chelsea Property Group, Inc.              100.00      100.59      91.91      124.69      177.83      255.44
NAREIT All Equity REIT Index              100.00       82.50      78.69       99.44      113.29      118.08
Outlet Retail Peer Group                  100.00       78.00      60.90       32.40       30.28       49.01

Security Ownership of Certain Beneficial Owners and Management

          As of March 31, 2003, to the knowledge of the Company, the following is a schedule of all persons who beneficially owned more than 5% of the outstanding stock of the Company:

                                               Number of Shares         Percent
Name and Address                              Beneficially Owned        of Stock
----------------                              ------------------        --------

Deutsche Bank AG (1)                                 4,312,116           10.3%
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany

David C. Bloom (2)                                   2,732,922            6.1%
c/o Chelsea Property Group, Inc.
103 Eisenhower Parkway
Roseland, NJ 07068
(1)	Reflects shares beneficially owned by the private clients and asset management business group of Deutsche Bank AG and its subsidiaries and affiliates, including shares owned by RREEF America, L.L.C. as of December 31, 2002.

(2)	Includes limited partnership interests in the Partnership (the "Units") convertible into shares of Common Stock of the Company and vested options to purchase shares of Common Stock under the Company's Option Plans.

          The following table sets forth information concerning the security ownership of directors and executive officers as of March 31, 2003.

                                                                       Number of Shares          Percent
Name                                                                Beneficially Owned(1)       of Stock
----                                                                ---------------------       --------
David C. Bloom(2)                                                          2,732,922              6.1%
William D. Bloom (2)                                                       1,200,470              2.8%
Brendan T. Byrne (2)                                                          24,250                *
Leslie T. Chao(2)                                                            643,760              1.5%
Michael J. Clarke(2)                                                         102,806                *
Thomas J. Davis(2)                                                           190,000                *
Robert Frommer(2)                                                             70,560                *
Barry M. Ginsburg(2)(3)                                                      610,836              1.4%
Philip D. Kaltenbacher(2)(4)                                                 805,238              1.9%
Reuben S. Leibowitz(2)(5)                                                    151,200                *
Directors and Executive officers as a group(6) (22 persons)                7,141,180              14.8%

*	Less than 1%

(1)	Includes Units which are convertible into shares of Common Stock of the Company.

(2)	Includes vested options to purchase shares of Common Stock granted under the Option Plans.

(3)	Includes Units beneficially owned by Mr. Ginsburg's family and trusts for the benefit of Mr. Ginsburg's family.

(4)	Includes 371,862 Units owned by Mr. Kaltenbacher as trustee for his daughters and 2,000 Units owned by Mr. Kaltenbacher's wife, as to which Mr. Kaltenbacher disclaims beneficial ownership.

(5)	Includes 34,000 shares of Common Stock owned by the wife or children of Mr. Leibowitz, by a foundation or by a charitable organization and 4,200 shares owned by the mother-in-law of Mr. Leibowitz. Mr. Leibowitz disclaims beneficial ownership of all these shares.

(6)	Includes Units convertible into 4,289,226 shares of Common Stock and vested options to purchase 2,319,328 shares of Common Stock granted under the Option Plans.

Certain Relationships and Transactions

          LeGourmet Chef, Inc. (less than 10% owned by a trust for the benefit of the wife of Edward Bloom, a brother of David and William Bloom) rents a total of 71,509 square feet of gross leasable area ("GLA") (0.5% of the Company's total GLA) from the Company in 15 centers. The gross annual rental (including expense reimbursement) for such space was $2,112,000 in 2002. Management considers these rentals to be at fair market value. David and William Bloom combined own less than a 5% non-voting interest in such company.

          Effective August 1, 1997, Robert Frommer and the Company entered into a Consulting Agreement pursuant to which Mr. Frommer agreed to perform services for the Company in connection with the development and operation of manufacturers outlet centers in Japan and Hawaii. The agreement provided for payments to Mr. Frommer of $10,000 per month and was terminated by the Company on December 31, 1999. In addition, during the agreement period and for four years after the termination of the agreement, Mr. Frommer will be entitled to deferred compensation of 1% of the development costs, up to a maximum amount of $500,000 per project, on all projects in which he was involved in Japan or Hawaii. During 2001, Mr. Frommer received $500,000, for fees and expenses under this agreement. No amounts were received in 2002.

          In March 2002, the Company loaned Leslie Chao $488,000, which is due in 2004, with interest due quarterly at the rate of LIBOR plus 200 basis points per annum. The loan proceeds were used to exercise incentive stock options granted in 1994 under the 1993 Option Plan. The loan is secured by Mr. Chao's units in CPG Partners, L.P. (the "Operating Partnership"). In May 2002, the Company loaned Mr. Chao an additional $550,000 which is subject to the same terms and conditions.

          In September 2001, the Company loaned William Bloom $2,751,000, which is due in 2004, with interest due quarterly at the rate of LIBOR plus 200 basis points per annum. A payment of $600,000 on this loan was made in March 2002. The proceeds of the loan were used by Mr. Bloom to acquire an approximate 10% non-voting equity interest in Chelsea Interactive, Inc. (a subsidiary of the Company) from an unaffiliated third party. The loan is secured by Mr. Bloom's units in the Operating Partnership.

          In July 1999, the Company loaned Barry M. Ginsburg the amount of $1,000,000 which was due in 2004, with interest due quarterly at the rate of LIBOR plus 200 basis points per annum. Payments of $500,000 on this loan were made in 2001, and the balance of $500,000 was paid in 2002.

          In March 1997, the Company loaned Thomas J. Davis the amount of $115,000, which was originally due in March 2002, together with interest at the rate of 7.5% per annum. In March 2002, the Compensation Committee approved the forgiveness of this loan plus accrued interest over a five year period ending March 31, 2007. If Mr. Davis leaves the Company during the five-year period, the principal balance outstanding plus accrued interest would be due and payable.

          All transactions in which a director is an interested party, including any interest in a lessee of space from the Company, require the approval of a majority of the disinterested directors.

          David C. Bloom guarantees certain of the Company's obligations under a lease for one of the Company's properties. The Company has indemnified him from and against any liability which he may incur pursuant to this guaranty.

          The Company has entered into a registration rights agreement with all recipients of Units (the "Rightholders") to enable the Rightholders to sell or distribute shares of Common Stock owned by or issuable to any of them upon exchange of Units or any other securities with respect to such Common Stock issued or issuable to any of them through any registered offering of its securities that the Company has determined to undertake. In addition, the Rightholders have the right to demand that the Company prepare and file from time to time a registration statement with respect to the sale or distribution of their common stock. In such event, the expenses of such registration will be borne by the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

          The Company believes that during 2002 all of its officers, directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934. In making this disclosure, the Company has relied solely on written representations of its directors, officers and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.

2. APPROVAL OF THE AMENDMENT TO THE CHELSEA
PROPERTY GROUP, INC. 1998 EMPLOYEE STOCK
PURCHASE PLAN

          In 1998, the Board of Directors of the Company adopted, and the shareholders approved, the 1998 Employee Stock Purchase Plan (the "Purchase Plan"). Under the terms of the Purchase Plan, it expires on July 1, 2003. The Board of Directors, subject to shareholder approval, has approved the continuation of the Plan until July 1, 2013.

          The Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors believes that the Purchase Plan will provide a convenient method for the Company's employees to purchase Common Stock, encourage such employees to continue in the employ of the Company and motivate them to exert their best efforts on behalf of the Company and its subsidiaries. If the amendment to the Purchase Plan is approved by the shareholders at the Annual Meeting, it will be extended.

          The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan.

          The Purchase Plan covers an aggregate of 1,000,000 shares of Common Stock (subject to adjustment for stock splits or other changes in the Common Stock). At March 31, 2003, 25,524 shares have been granted under the Purchase Plan.

          The Purchase Plan is administered by a committee ("Committee") of one or more members appointed by the Board of Directors or its delegate.

           Employees who are eligible to participate in the Purchase Plan are employees who have been in the employ of the Company or a participating subsidiary for five months or more and who customarily work more than 20 hours per week, other than (1) employees who are "highly compensated employees" (as defined in Section 414(q) of the Code) and are subject to Section 16 of the Securities Exchange Act of 1934, and (2) any employee who owns 5% or more of the total combined voting power or value of all classes of stock of the Company or a subsidiary, taking into account certain attribution rules.

          The Purchase Plan authorizes grants of options to purchase Common Stock to eligible employees pursuant to one or more offerings to be made under the Purchase Plan. Unless the Committee decides otherwise, the Purchase Plan will be implemented by consecutive three-month offerings (each an "Option Period") on January 1, July 1, April 1, or October 1 of each year and terminate three months thereafter until the Purchase Plan is terminated or no additional shares of Common Stock are available for purchase under the Purchase Plan. No eligible employee may be granted an option which provides the employee the right to purchase stock under all employee stock purchase plans of the Company or a subsidiary which accrues at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year.

          The Company will grant to each eligible employee the right to become a participant in the Purchase Plan. Participants in the Purchase Plan will have deducted from their compensation a percentage to be applied toward the purchase of shares of Common Stock of the Company. Each eligible participant is empowered to authorize deductions of up to a maximum of 10% of the employee's weekly base pay and any bonus or similar compensation. On the date on which a particular Option Period begins, participants will automatically be granted (subject to the $25,000 annual limitation described above) an option to purchase the number of whole and fractional shares of Common Stock which such employee's accumulated payroll deductions will purchase as of the date such Option Period terminates. The price at which the shares may be purchased in any Option Period under the Purchase Plan shall be the lower of: (a) 85% of the fair market value of the stock on the first day of the Option Period and (b) 85% of the fair market value of the stock on the last day of the Option Period. Provisions are included in the Purchase Plan for termination of participation, increase or reduction of payroll deductions, and the effect of death or termination of employment.

          The Purchase Plan, as amended, will terminate on July 1, 2013, unless terminated earlier by the Board of Directors or its delegate.

          The Board of Directors or its delegate may at any time amend, suspend or terminate the Purchase Plan. However, the Board of Directors or its delegate may not, without shareholder approval, increase the number of shares issuable under the Purchase Plan.

          An employee generally will not be subject to income taxation upon the grant or exercise of an option under the Purchase Plan. Pursuant to Section 423(a) of the Code, an employee will generally only be entitled to the benefits of Section 421(a) of the Code if the employee refrains from disposing of Common Stock purchased under the Plan for a period of two years from the commencement of the applicable Option Period and one year from the date of transfer of such stock to him or her or if the employee dies while owning such stock. Upon such a disposition or death, there will be included in the employee's gross income an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of such disposition or death over the purchase price or (ii) the excess of the fair market value of the stock at the commencement of the Option Period over the purchase price computed as if the stock had been purchased on the first day of the Option Period. Any such amount included in the employee's gross income will be treated as ordinary income. The employee's basis in the stock will be increased by the amount of ordinary income recognized and any remaining gain upon such disposition will generally be treated as capital gain, which will be mid-term or long-term gain depending upon the holding period of the stock. Any loss upon such a disposition will generally be treated as capital loss. The Company will not be entitled to a federal income tax deduction if the employee qualifies for the above-described tax treatment.

          If an employee makes a disposition of the Common Stock before the expiration of the time period described above, then ordinary income will be recognized by the employee in the year of making such a disposition. The amount of ordinary income recognized will be equal to the excess of the stock's fair market value on the date of purchase over its purchase price. The employee's basis in the stock will equal the sum of the purchase price and the amount of ordinary income recognized. Any additional gain or any loss realized upon a disposition of the Common Stock will be treated as capital gain or loss, which may be short-term, mid-term or long-term depending on the holding period. The Company will be entitled to a corresponding deduction in the year in which the employee recognizes ordinary income.

          The price of the Common Stock as reported on the New York Stock Exchange at the close of business on April 15, 2003 was $39.12 per share.

          The following table provides information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which the Company's equity securities are authorized for issuance:

                                                                                             Number of securities
                                                                                            remaining available for
                                Number of securities to be    Weighted average exercise      future issuance under
                                  issued upon exercise of       price of outstanding       equity compensation plans
                                   outstanding options,         options, warrants and        (excluding securities
Plan Category                       warrants and rights                 rights                reflected in column(a))
-------------                   ---------------------------   --------------------------   --------------------------
                                            (a)                          (b)                           (c)

Equity compensation plans
approved by security holders
                                         3,968,000                     $19.12                       215,000
Equity compensation plans not
approved by security holders
                                             --                          --                           --
Total                                    3,968,000                     $19.12                       215,000

          The affirmative vote of holders of a majority of the shares of stock of the Company present, or represented by proxy, and entitled to vote at the meeting is required for approval of the amendment of the 1998 Employee Stock Purchase Plan.

           The Board of Directors recommends a vote FOR approval of the amendment of the 1998 Employee Stock Purchase Plan.

3. APPOINTMENT OF INDEPENDENT AUDITORS

          The Audit Committee of the Board of Directors of the Company has selected Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

          Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are:

                                       2002                     2001
                                       ----                     ----
Audit Fees                          $   696,450               $ 669,000
Audit-Related Fees                      174,500                 177,945
Tax Fees                                461,850                  20,171
All Other Fees                          --                       --
                                      _________                ________
                                     $1,332,800                $867,116

          Fees for audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, audits of acquired properties in accordance with SEC Rule 3-14, services rendered in connection with registration statements and issuance of comfort letters.

           Audit-related fees principally included audit of employee benefit plan and audits of certain properties as required by lenders and joint venture partners.

          Tax fees include tax advice, tax planning and other tax consulting services.

Audit Committee Consideration of these Fees

          Our Audit Committee has considered whether the provision of the services covered under the category of "All Other Fees" is compatible with maintaining the independence of Ernst & Young LLP.

           The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's auditors.

4. OTHER MATTERS

Stockholder Proposals

           Proposals of stockholders intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Company on or prior to December 24, 2003 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such meeting.

Other Business

          At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

Denise M. Elmer Secretary

Dated: April 24, 2003

EXHIBIT A

AUDIT Committee Charter
for
CHELSEA PROPERTY GROUP, INC.

Purpose of Committee

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Chelsea Property Group, Inc. (the "Company") is to (a) assist the Board with oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the Company's independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditors; and (b) prepare the report that U.S. Securities and Exchange Commission rules require be included in the Company's annual proxy statement.

The function of the Committee is oversight. It is not the Committee's responsibility to certify the Company's financial statements or to guarantee the report of the independent auditor. The Company's management is responsible for the (i) preparation, presentation and integrity of the Company's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies, and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company. As such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures, except to the extent described below under "Performance Evaluations". Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the evaluation of the Company's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditor, nor does the Committee's evaluation substitute for the responsibilities of the Company's management for preparing, or the independent auditor for auditing, the financial statements.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee are to:

1.	Retain and terminate the Company's independent auditors (subject, if applicable, to shareholder ratification). The Committee shall have the sole authority to approve and/or pre-approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee need not pre-approve non-audit services that fall within the "De Minimis Exception" set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

2.	At least annually, obtain and review a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company. After reviewing the foregoing report and the independent auditor's work throughout the year, the Committee shall evaluate the auditor's qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and the appropriateness of rotating the audit firm itself. In making its evaluation, the Committee shall take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function). The Committee shall present its conclusions with respect to the independent auditor to the full Board.

3.	Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

4.	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee is not required to discuss in advance each earnings press release or each instance in which the Company provides earnings guidance.

5.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

6.	Discuss policies with respect to risk assessment and risk management. While it is the job of the chief executive officer and senior management to assess and manage the Company's exposure to risk, the Committee must discuss guidelines and policies to govern the process by which this is handled. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7.	Periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function), and with independent auditors.

8.	Review with the independent auditor any audit problems or difficulties and management's response. The Committee must regularly review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. The review should also include discussion of the responsibilities, budget and staffing of the Company's internal audit function.

9.	Set clear hiring policies for the hiring by the Company of employees or former employees of the independent auditors.

10.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

Committee Membership

The Committee shall consist of at least three members of the Board, each of whom is, in the business judgment of the Board, "independent" under Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules of the New York Stock Exchange and any other securities exchange on which the Company's securities are listed. Each member of the Committee shall be financially literate (or shall become so within a reasonable period of time after appointment to the Committee), and at least one member of the Committee shall have "accounting or related financial management expertise" as such qualifications are interpreted by the Board in its business judgment, and qualify as a "financial expert" as defined by the U.S. Securities and Exchange Commission. No Committee member may serve on the audit committees of more than two other public companies, unless the Company's Board has determined that such service will not impair the effectiveness of the member's service on the Committee.

The members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board for such term or terms as the Board may determine.

The compensation to be paid by the Company to any Committee member must consist solely of director's fees and fees payable for acting as a Committee member (which may include cash, stock and/or options); in addition pension or other deferred compensation that is not contingent on future service to the Company will not be deemed to violate this requirement.

Committee Structure and Operations

A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairperson, and a member to act as a liaison with the Board. The Committee may act by a majority of the members present at a meeting of the Committee. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may delegate some or all of its duties to a subcommittee comprising one or more members of the Committee. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

Performance Evaluation

The Committee shall review the adequacy of this charter and evaluate its performance hereunder at least annually and present such report to the full Board. Such report shall include any recommended changes to this charter. The Board shall also review and approve this charter at least annually.

While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the Committee shall review: (i) major issues regarding accounting principles, and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of using alternative methods under generally accepted accounting principles ("GAAP") on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

Resources and Authority of the Committee

In discharging its oversight responsibilities, the Committee shall have unrestricted access to the Company's management, books and records and the authority to retain outside counsel, accountants or other consultants in the Committee's sole discretion. The Committee may direct any officer of the Company, the independent auditor and/or the Company's internal audit staff to inquire into and report to the Committee on any matter.

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Maryland law which shall continue to set the legal standard for the conduct of the members of the Committee.

Adopted December 5, 2002

PROXY

CHELSEA PROPERTY GROUP, INC.
2003 Annual Meeting of Stockholders - June 5, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of CHELSEA PROPERTY GROUP, INC., a Maryland corporation, hereby appoints David C. Bloom, Leslie T. Chao, Michael J. Clarke and Denise M. Elmer, and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on June 5, 2003, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

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THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW, FOR THE APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

1.  To elect three nominees for directors:          2.    To approve the                FOR   AGAINST  ABSTAIN
    Nominees:  William D. Bloom                           amendment to the              |_|    |_|       |_|
               Robert Frommer                             Employee Stock
               and Reuben S. Leibowitz                    Purchase Plan                 FOR   AGAINST  ABSTAIN
           |_|  FOR      |_|  WITHHELD                                                  |_|    |_|       |_|
                                                    3.    To ratify the
                                                          appointment of Ernst &
                                                          Young as independent
                                                          auditors for the fiscal
                                                          year ending December 31,
                                                          2003.                          FOR   AGAINST  ABSTAIN
                                                                                         |_|    |_|       |_|
           |_|  ___________________                 4.    With discretionary
                For all Nominees except as                authority upon such other
                noted above                               matters as may properly
                                                          come before this meeting.
                                                    MARK HERE IF YOU PLAN
                                                    TO ATTEND THE MEETING                    |_|

                                                    MARK HERE FOR ADDRESS
                                                    CHANGE  AND NOTE AT LEFT                 |_|

                                                    Please sign exactly as your name appears on this proxy
                                                    card.  When signing as attorney, executor, trustee or
                                                    guardian, please give your full title.

Signature_____________   Date_________              Signature_______________   Date_________